Smith Barney Futures Management LLC
                              390 Greenwich Street
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

         On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424
(b) (3) of the Securities Act 0f 1933, as amended, a Supplement dated December 31, 1999 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
      Daniel A. Dantuono
      Chief Financial Officer and
      Director

Enclosures

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

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                  December 1999

The redemption value per unit for the SSB Global Diversified Futures Fund L.P. was $956.34 per unit at the end of December, up 2.3% from the close of November.

The Fund was profitable for the month as gains were made in energy, stock indices, U.S. interest rates, metals and grains markets. These gains were partially offset by losses in currency, softs and non-U.S. interest rate markets. Market liquidity was reduced during the month amid concerns about flight to safety, central bank intervention, and overall Y2K concerns.

Trading in U.S. interest rate markets was profitable for the month due to a decrease in inflationary concerns. Trading in stock indices was profitable as U.S. and NASDAQ indices reported record highs. Gains were also made in the Japanese stock market indices. The currency markets suffered losses for the month as Japanese yen positions were unprofitable.

Crude oil positions profited from increasing prices as demand continued to exceed supply. Trading in base metals was also profitable as strong global economic conditions predicted increased demand in the new millennium. Coffee prices fell following a higher than expected Brazilian crop estimate, resulting in unprofitable long positions. Gains were achieved in the soybean complex as prices decreased.


Smith Barney Futures Management LLC


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

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                Account Statement
                           For the Period December 1,
                            Through December 31, 1999

                                                  Percent
                                                of Average
                                                Net Assets

Realized gains from trading         $  649,440      0.75%
Change in unrealized gains/losses
   from trading                      1,855,877      2.15
                                    ----------      ----
                                     2,505,317      2.90
                                    ----------      ----
Less, Brokerage commissions
   and clearing fees ($11,801)         462,718      0.53
                                    ----------      ----
Net realized and unrealized gains    2,042,599      2.37
Interest Income                        297,001      0.34
                                    ----------      ----
                                     2,339,600      2.71
                                    ----------      ----
Less, Expenses:
  Management fees                      147,997      0.17
  Incentive fees                       176,633      0.20
  Other expenses                        44,103      0.06
                                    ----------      ----
                                       368,733      0.43
                                    ----------      ----
Net Income                           1,970,867      2.28%
                                                    ----

Redemptions (590.9781 L.P. units
at December 31, 1999 net asset
value per unit of $956.34)            (565,176)
                                     --------
Increase in net assets               1,405,691
Net assets, November 30, 1999       85,814,980
                                    ----------
Net assets, December 31, 1999      $87,220,671
                                   -----------
Net asset value per unit
 ($87,220,671/91,581.0012 units)       $952.39
                                   -----------
Redemption value per unit (Note 1)     $956.34
                                   -----------

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $956.34.

The net asset value per unit of $952.39 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.




   By: /s/ Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer
Smith Barney Futures Management LLC
General Partner, Salomon Smith Barney Global
Diversified Futures Fund L.P.

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